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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-103451) and Form S-8 (Nos. 333-58817, 333-50289 and 333-50205)
of Cal Dive International, Inc. of our report dated February 23, 2004, with respect to the consolidated financial statements of Cal Dive International, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2003.

                                             /s/ Ernst & Young LLP

Houston, Texas
March 11, 2004